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CENTAUR GUERNSEY L.P. INC. Announces Postponement of its Third Quarter and First Nine Months of 2013
Earnings Release and Conference Call

San Antonio, Texas-November 4, 2013-Centaur Guernsey L.P. Inc. (Kinetic Concepts, Inc. and LifeCell Corporation) today announced the release of its third quarter 2013 financial results and investor conference call will be postponed due to unforeseen scheduling conflicts of senior management. The date of the rescheduled release of financial results and investor conference call will be made available on Form 8-K once the date is determined.